                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

                                    EXHIBIT INDEX IS ON PAGE 3

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 27, 1998

                    CoreStates Financial Corp
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


        Pennsylvania            0-6879             23-1899716
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      (STATE OR OTHER        (COMMISSION         (IRS EMPLOYEE
       JURISDICTION OF       FILE NUMBER)     IDENTIFICATION NO.)
       INCORPORATION)

               Centre Square West, 1500 Market Street
               Philadelphia, Pennsylvania               19101
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          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)    (ZIP CODE)


          REGISTRANT'S TELEPHONE, INCLUDING AREA CODE: (215) 973-7488
                                                       --------------


__________________________________________________________________
  (FORMER NAME AND FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)



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ITEM 5.   OTHER EVENTS.
          -------------

     The information set forth in the news release of CoreStates Bank, N.A.("CoreStates Bank"), a wholly-owned banking subsidiary of CoreStates Financial Corp, dated April 27, 1998 announcing its agreement with Sovereign Bancorp ("Sovereign") for Sovereign to acquire 95 CoreStates Bank branches in connection with First Union Corporation's pending acquisition of CoreStates Financial Corp.

ITEM 7.   EXHIBITS.
          ---------

     99 CoreStates Bank's News Release dated April 27, 1998 regarding its agreement with Sovereign for Sovereign to acquire 95 CoreStates Bank branches.


                                   SIGNATURE
                                   ---------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              CORESTATES FINANCIAL CORP
                                      (Registrant)



Dated: April 27, 1998         By /s/ Lydia Hernandez-Velez
                                 -------------------------------
                                     Lydia Hernandez-Velez
                                     Executive Vice President



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                                 Exhibit Index
                                 -------------


Exhibit No.                                                           Page
-----------                                                           ----


99   CoreStates Bank's News Release dated April 27, 1998                4
     regarding its agreement with Sovereign for Sovereign to acquire 95 CoreStates Bank branches.



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